Exhibit 10.1

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of this Dcember 17, 2002, by and among Essex Property Trust, Inc., a Maryland corporation ("Essex"), and those individuals listed on Exhibit A (collectively, the "Company Shareholders").

RECITALS

A. In connection with that certain Agreement and Plan of Reorganization dated as of December 17, 2002 (the "Merger Agreement"), by and among Essex, JMS Acquisition Sub, Inc., a Delaware corporation ("Merger Sub"), John M. Sachs, Inc., a California corporation (the "Company"), the Company Shareholders and John M. Sachs, individually and as the Indemnification Representative, the parties have agreed to the acquisition of Company by Essex through the merger of the Company with and into Merger Sub. All capitalized terms used herein, but not defined, shall have the meanings ascribed to such terms in the Merger Agreement.

B. In connection with the Merger, the Company Shareholders will receive shares of common stock, $0.0001 par value per share, ("Common Stock") of Essex.

C. In order to induce the Company and the Company Shareholders to enter into the Merger Agreement, Essex has agreed to provide the registration rights as set forth herein.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants herein contained, the parties agree as follows:

AGREEMENT

1. Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

(a) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement.

(b) The term "Registrable Securities" means: (i) the shares of Common Stock issued or issuable to the Company Shareholders in the Merger pursuant to Article I of the Merger Agreement; and (ii) shares of Common Stock issued by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization and any other securities issued pursuant to any other pro rata distribution with respect to, or in exchange for or in replacement of, shares of Common Stock described in clause  (i) of this Section 1(b) or in this clause (ii); provided, however, that shares of Common Stock shall not be treated as Registrable Securities if such shares are: (w) sold under any registration under the Securities Act or pursuant to the Shelf Registration Statement (as defined below); (x) sold by a person in a transaction in which rights under this Agreement are not assigned in accordance with the terms of this Agreement; (y) sold pursuant to Rule 144 (including any successor provision, "Rule 144") promulgated under the Securities Act; or (z) if, after the second anniversary of this Agreement and in the opinion of counsel reasonably satisfactory to Essex, they may be sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and legends with respect thereto are removed from the consummation of such sale, provided that with respect to shares of Common Stock deemed not to be Registrable Securities pursuant to this clause (z), the Securities Act legends (but not any legends required on all shares of Common Stock by Essex's charter) shall be removed from the certificates representing such shares of Common Stock promptly after such opinion of counsel has been given.

(c) The term "Holder" means any holder of outstanding Registrable Securities who is (i) a Company Shareholder; or (ii) any person to which the registration rights provided for in this Agreement shall have been properly assigned or otherwise transferred in accordance with Section 9 hereof.

(d) The term "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time; and

(e) The term "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

2. Registration of the Registrable Securities.

(a) Shelf Registration.

(i) Essex is currently eligible to register shares of its Common Stock on Form S-3, subject to filing restated 2001 consolidated financial statements to conform to the Financial Standards Board's SFAS No. 144. and Essex will use commercially reasonable efforts (fairly taking into account the interests of the Holders), to maintain such eligibility until effectiveness of the Shelf Registration Statement (as defined below).

(ii) Within thirty (30) days after Closing of the Merger, Essex will file with the Commission a shelf registration statement on Form S-3 (or any similar successor or replacement form or any form for which Essex qualifies or which counsel for Essex shall deem appropriate and which form shall be available for the resale of Registrable Securities on a continuous and delayed basis pursuant to Rule 415 of the Securities Act) (the "Shelf Registration Statement") pursuant to Rule 415 of the Securities Act, providing for the public offering of all the Registrable Securities on a continuous or delayed basis in the future. Essex will use its commercially reasonable efforts (fairly taking into account the interests of the Holders) to cause such Shelf Registration Statement to be declared effective by the Commission as soon as possible and Essex shall endeavor, using all commercially reasonable efforts (fairly taking into account the interests of the Holders), to cause such Shelf Registration Statement to be declared effective by the Commission no later than 90 days after the Closing.

(b) Shelf Registration Duration. Essex will use commercially reasonable efforts (fairly taking into account the interests of the Holders) to keep the Shelf Registration Statement continuously effective until the earliest of: (i) 72 months following the effective date of the Shelf Registration Statement; (ii) such time as all of the Registrable Securities have been sold pursuant to such Shelf Registration Statement or Rule 144 under the Securities Act; or (iii) the date on which all of the Registrable Securities may be sold pursuant to Rule 144(k) or any successor or similar rule; provided, however, that if the earliest of the foregoing clauses is clause (i), then upon the 72 month anniversary of the effective date of the Shelf Registration Statement, Essex and the Company Shareholders shall negotiate in good faith with respect to continuing the effectiveness of the Shelf Registration Statement for a period after such 72 month anniversary.

    Notice of Resale. Before a Holder may make any sale, transfer or other disposition of any Registrable Securities pursuant to the Shelf Registration Statement, such Holder must first give written notice to the Company (a "Notice of Resale") of such Holder's present intention to sell, transfer or otherwise dispose of some or all of such Holder's Registrable Securities, and the number of Registrable Securities such Holder proposes to sell, transfer or otherwise dispose of.

(d) Limitations. Essex shall not be obligated to take any action to effect any such registration, pursuant to this Section 2:

(i) In any particular jurisdiction in which Essex would be required to execute a general consent to service of process in effecting such registration, qualification or compliance under the securities or blue sky laws of such jurisdiction within the United States and its possessions and territories unless Essex is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(ii) If a Suspension Event (as defined in Section 8) has occurred and such event or its effect is continuing, subject to the limitation contemplated therein.

(d) Underwriting. No sale of Registrable Securities under any registration statement pursuant to this Agreement may be effected pursuant to any underwritten offering unless (i) the underwriter is one or more reputable and nationally recognized investment banks, and (ii) the Company has previously consented in writing to such underwritten offering, which consent may be withheld in the Company's reasonable discretion.

3. Expenses of Registration. All expenses incurred in connection with any registration pursuant to Section 2, including without limitation, all registration, filing and qualification fees, printing expenses, fees of the National Association of Securities Dealers, Inc., or listing fees, all fees and expenses of complying with state securities laws or blue sky laws, fees and disbursements of counsel for Essex, expenses of any special audits incidental to or required by such registration shall be borne by Essex. Essex shall not be required to pay underwriters' discounts, commissions, or stock transfer taxes relating to Registrable Securities or the fees and disbursements of any counsel retained by the Holders.

4. Registration Procedures. In the case of the registration effected by Essex pursuant to this Agreement, Essex at its expense (except as otherwise specifically provided in Section 3 above), will:

(a) furnish to the Holders participating in such registration such number of copies of the registration statement, preliminary prospectus, final prospectus and other documents incident thereto as such Holders from time to time may reasonably request;

(b) prepare and file with the Commission (and promptly notify the participating Holders of such event) such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

(c) subject to Section 2(d)(i), use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating Holders may reasonably request by the time the registration statement relating thereto is declared effective by the Commission and as shall be appropriate for the distribution of Registrable Securities;

(d) notify the Holders (in the case of the Company Shareholders, such notice may be given in care of the Indemnification Representative) promptly and, if requested by a Holder or his or her counsel, confirm such advice in writing to such Holder or counsel promptly (i) when a registration statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the Commission or any state securities authority for post-effective amendments and supplements to a registration statement that has become effective, (iii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (iv) of the receipt by Essex of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (v) of any determination by Essex that a post-effective amendment to a registration statement would be appropriate.

5. Indemnification.

(a) Essex hereby indemnifies, defends, protects and holds harmless each Holder, such Holder's officers and directors, if any, each person who participates in the offering of such Registrable Securities, including underwriters (as defined in the Securities Act), and each person controlling such Holder or participating person within the meaning of the Securities Act, if any, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, against all claims, losses, damages, costs, expenses and liabilities, joint or several, to which they may become subject under the Securities Act or otherwise (or actions or proceedings in respect thereof) arising out of or based on (i) any untrue statement, (or alleged untrue statement) of a material fact contained in any registration statement (including any amendment or supplement thereto), prospectus, offering circular or other similar document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made or (ii) any violation by Essex of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any state securities law or of any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law applicable to Essex and relating to action or inaction required of Essex in connection with any such registration, qualification or compliance, and will reimburse each such Holder, such Holder's officers and directors, if any, such participating person and each person controlling the Holder or participating person, if any, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided, however, that (x) Essex will not be liable in any such case to the extent that any such claim, loss, damage, liability, or action arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in connection with such registration statement, based upon written information furnished to Essex by an instrument duly executed by the Holder and stated to be specifically for use therein or furnished by the Holder to Essex in response to a request by Essex stating specifically that such information will be used by Essex therein, and (y) in the event an underwritten public offering is involved, such indemnity agreement shall not inure to the benefit of the Holder, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus or prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the amended prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act or in any subsequent amended prospectus filed with the Commission prior to the written confirmation of the sale of the Registrable Securities at issue (collectively, the "Final Prospectus"), if a copy of the Final Prospectus was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

(b) The Holders hereby agree if Registrable Securities held by or issuable to such Holders are included in the securities to which such registration, qualification or compliance is being effected, to indemnify, defend, protect and hold harmless, severally and not jointly, Essex, Essex's directors and officers, each person who participates in the offering of such Registrable Securities, including underwriters as defined in the Securities Act, if any, each person who controls Essex within the meaning of the Securities Act, with respect to such registration against all claims, losses, damages, costs, expenses and liabilities, joint or several, to which Essex may become subject under the Securities Act, or otherwise (or actions or proceedings in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other similar document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and will reimburse Essex, such directors, officers, persons, underwriters, such participating persons and each person controlling Essex or participating person for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, costs, expense, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to Essex by an instrument duly executed by any Holder and stated to be specifically for use therein or furnished by any Holder to Essex in response to a request by Essex stating specifically that such information will be used by Essex therein, provided, however, that the foregoing indemnity agreement is subject to the condition that, in the event an underwritten public offering is involved, such indemnity agreement shall not inure to the benefit of Essex or any underwriter insofar as it relates to any such untrue statements (or alleged untrue statements) or omission (or alleged omission) made in the preliminary prospectus or prospectus but eliminated or remedied in the Final Prospectus, if a copy of the Final Prospectus was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act, and provided further that the liability of each Holder hereunder shall be limited to the net proceeds received by such Holder from the sale of Registrable Securities covered by such registration statement.

(c) Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom. The Indemnifying Party shall, subject to the reasonable approval of the Indemnified Party, select the counsel who shall conduct the defense of such claim or litigation. The failure of any Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this Agreement only to the extent that such failure to give notice shall materially prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that attributes any liability to the Indemnified Party, unless the settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. If any such Indemnified Party shall have been advised by counsel chosen by it that there may be one or more legal defenses available to such Indemnified Party that are different from or additional to those available to the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party and will reimburse such Indemnified Party and any person controlling such Indemnified Party for the reasonable fees and expenses of any counsel retained by the Indemnified Party, it being understood that the Indemnifying Party shall not, in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for each Indemnified Party or controlling person (and all other Indemnified Parties and controlling persons which may be represented without material conflict by one counsel), which firm shall be designated in writing by the Indemnified Party (or Indemnified Parties, if more than one Indemnified Party is to be represented by such counsel) to the Indemnifying Party. The Indemnifying Party shall not be subject to any liability for any settlement made without its consent, which shall not be unreasonably withheld.

(d) If the indemnification provided for in this Section 5 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

6. Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to Essex such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as Essex may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

7. Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the Commission which may permit the sale of Registrable Securities to the public without registration, Essex agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

(b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of Essex under the Securities Act and the Securities Exchange Act; and

(c) furnish to any Holder, so long as such Holder owns any Registrable Securities, forthwith upon written request a written statement by Essex that it has complied with the reporting requirements of said Rule 144, the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of Essex, and such other reports and documents so filed by Essex as such Holder may reasonably request in availing itself of any rule or regulation of the Commission permitting the Holder to sell any such securities without registration.

8. Suspension of Registration Statement. Notwithstanding anything to the contrary set forth in this Agreement, Essex 's obligation under this Agreement to amend or supplement an effective Shelf Registration Statement (or to file documents incorporated by reference into the Shelf Registration Statement) shall be suspended and, each Holder agrees that it will forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement in the event and during such period as circumstances exist (including, exclusively, (i) a firmly underwritten offering by Essex exclusively of shares for Essex's account if Essex and the Holders are advised by the managing underwriters in writing that in such underwriters' bona fide, good faith opinion, sale of the shares under the Shelf Registration Statement would have a material adverse effect on Essex's offering and if the officers, directors and affiliates of Essex have also agreed not to sell shares of Common Stock during such period or (ii) pending negotiations relating to, or consummation of, a material transaction, or the occurrence of an event or the existence of material facts and circumstances that would require additional disclosure of material information by Essex in a supplement or amendment to the Shelf Registration Statement or in a document incorporated by reference in the Shelf Registration Statement, as to which Essex has a bona fide, material business purpose for preserving confidentiality or which renders Essex unable to comply with Commission requirements) (such circumstances being hereinafter referred to as a "Suspension Event") that would make it impractical or unadvisable in Essex's good faith judgment (fairly taking into account the interests of the Holders), to amend or supplement the Shelf Registration Statement (or file documents incorporated by reference in the Shelf Registration Statement) to permit dispositions of Registrable Securities under the Shelf Registration Statement, but such suspension shall continue only for so long as such event is continuing, provided, further, that the aggregate number of days in any consecutive twelve (12) month period during which such suspension shall continue does not exceed 45 days per occurrence or more than 90 days in the aggregate and provided further that there is no more than two (2) Suspension Events in any consecutive twelve month period. Essex shall notify the Holders (in the case of the Company Shareholders, such notice may be given in care of the Indemnification Representative) of the existence and, in the case of circumstances referred to in clause (i) of this Section 8, of the nature of any Suspension Event (a "Suspension Notice"). Essex, acting in good faith, will use such commercially reasonable efforts as are appropriate and practical, taking into account all of the circumstances, to minimize the duration of any Suspension Event. The Holders may recommence effecting sales of the Registrable Securities pursuant to the Shelf Registration Statement or such filings following further notice to such effect from Essex, which notice shall be given by Essex to the Holders (and in the case of Company Shareholders, such notice may be given in care of the Indemnification Representative) not later than three (3) days after the conclusion of any Suspension Event (a "Termination Notice"). If so directed by Essex, each Holder will deliver to Essex all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Shares that was current at the time of receipt of the Suspension Notice. In the event Essex shall give a Suspension Notice, Essex shall extend the period during which such Shelf Registration Statement shall be maintained effective by the number of days during the period from and including the date of the giving of the Suspension Notice to the date of the Termination Notice.

9. Transfer of Registration Rights. Except as otherwise provided herein, the rights to cause Essex to register securities granted by Essex under Section 2 may be assigned or otherwise conveyed to a transferee, assignee or successor of Registrable Securities, who shall be considered a "Holder" for purposes of this Agreement; provided that, (i) such transfer is effected in accordance with applicable federal and state securities laws, (ii) such transferee, assignee or successor becomes a party to this Agreement or agrees in writing to be subject to the terms hereof to the same extent as if he were a party hereto, and (iii) Essex is given written notice by such Holder of said transfer, stating the name and address of said transferee, assignee or successor and identifying the securities with respect to which such registration rights are being assigned.

10. Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

11. Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures shall be deemed effective execution of this Agreement and may be relied upon as such by the other party to this Agreement. In the event facsimile signatures are delivered, originals of such signatures shall be delivered to the other party to this Agreement within three business after execution.

13. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

14. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with confirmation of receipt) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

if to Essex, to:

Essex Property Trust, Inc.
Attention: Keith R. Guericke
President and Chief Executive Officer

925 East Meadow Drive

Palo Alto, CA 94303

Facsimile No.: (650) 849-1634

Telephone No.: (650) 858-0139

with a copy to:

Essex Property Trust, Inc.

Attention: Michael J. Schall
Executive Vice President and Chief Financial Officer

925 East Meadow Drive

Palo Alto, CA 94303

Facsimile No.: (650) 849-1636

Telephone No.: (650) 858-0139

Essex Property Trust, Inc.

Attention: Jordan E. Ritter
Senior Vice President and General Counsel

925 East Meadow Drive

Palo Alto, CA 94303

Facsimile No.: (650) 849-1659

Telephone No.: (650) 858-1372

Morrison & Foerster LLP

755 Page Mill Road

Palo Alto, CA 94504

Attention: Stephen Schrader, Esq.

Facsimile No.: (650) 494-0792

Telephone No.: (650) 813-5600

if to Company Shareholders, to:

The Sachs Family 1983 Trust, dated September 12, 1983

c/o Tim Considine

Considine & Considine

1501 Fifth Avenue, Suite 400

San Diego, CA 92101-3202

Facsimile No.: (619) 231-8244

Telephone No.: (619) 231-1977

The Jeffrey Dean Sachs Irrevocable Trust, dated October 7, 2002

c/o Tim Considine

Considine & Considine

1501 Fifth Avenue, Suite 400

San Diego, CA 92101-3202

Facsimile No.: (619) 231-8244

Telephone No.: (619) 231-1977

The Sharon Carole Irrevocable Trust, dated October 7, 2002

c/o Tim Considine

Considine & Considine

1501 Fifth Avenue, Suite 400

San Diego, CA 92101-3202

Facsimile No.: (619) 231-8244

Telephone No.: (619) 231-1977

The Jeanette Sachs Phelps Irrevocable Trust, dated October 7, 2002

c/o Tim Considine

Considine & Considine

1501 Fifth Avenue, Suite 400

San Diego, CA 92101-3202

Facsimile No.: (619) 231-8244

Telephone No.: (619) 231-1977

The Kathryn Ann Sachs Irrevocable Trust, dated October 7, 2002

c/o Tim Considine

Considine & Considine

1501 Fifth Avenue, Suite 400

San Diego, CA 92101-3202

Facsimile No.: (619) 231-8244

Telephone No.: (619) 231-1977

The Linda Lee Reece Irrevocable Trust, dated October 7, 2002

c/o Tim Considine

Considine & Considine

1501 Fifth Avenue, Suite 400

San Diego, CA 92101-3202

Facsimile No.: (619) 231-8244

Telephone No.: (619) 231-1977

with a copy to:

Seltzer Caplan McMahon Vitek

991750 B Street, Suite 2100

San Diego, CA 92101

Attention: David Dorne, Esq.

Facsimile No.: (619) 702-6806

Telephone No.: (619) 685-3027

if to John M. Sachs or the Indemnification Representative, to:

John M. Sachs

2399 Camino del Rio, Suite 101

San Diego, California 92108

Facsimile No.: (619) 295-3534

Telephone No.: (619) 299-4600

with a copy to:

Seltzer Caplan McMahon Vitek

991750 B Street, Suite 2100

San Diego, CA 92101

Attention: David Dorne, Esq.

Facsimile No.: (619) 702-6806

Telephone No.: (619) 685-3027

15. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of the Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of Essex and the Holders holding at least fifty percent (50%) of the aggregate of the outstanding Registrable Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities subject to this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and Essex. Notwithstanding the foregoing, any Holder may waive the effectiveness or application of any provision of this Agreement as to itself, without affecting such effectiveness or application as to any other Holder.

16. Entire Agreement. This Agreement and the other documents and agreements referred to therein constitute the entire understanding and agreement among the parties with regard to the subject matter hereof and thereof.

17. Severability. If one or more provisions of this Agreement are determined to be unenforceable under applicable law, such provisions shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

18. Venue. The venue for resolving any dispute arising under this Agreement shall be a state or federal court sitting in San Diego County, California.

[signature page follows]

IN WITNESS WHEREOF, Essex and the Company Shareholders have executed this Agreement as of the date indicated above.

ESSEX PROPERTY TRUST, INC.

By:

Name:

Title:

Company shareholders:

THE SACHS FAMILY 1983 TRUST,

DATED SEPTEMBER 12, 1983

By:

Name:

Title: Trustee

By:

Name:

Title: Trustee

THE JEFFREY DEAN SACHS

IRREVOCABLE TRUST,

DATED OCTOBER 7, 2002

By:

Name:

Title: Trustee

By:

Name:

Title: Trustee

THE SHARON CAROLE

IRREVOCABLE TRUST,

DATED OCTOBER 7, 2002

By:

Name:

Title: Trustee

By:

Name:

Title: Trustee

THE JEANETTE SACHS PHELPS

IRREVOCABLE TRUST,

DATED OCTOBER 7, 2002

By:

Name:

Title: Trustee

By:

Name:

Title: Trustee

THE KATHRYN ANN SACHS

IRREVOCABLE TRUST,

DATED OCTOBER 7, 2002

By:

Name:

Title: Trustee

By:

Name:

Title: Trustee

THE LINDA LEE REECE

IRREVOCABLE TRUST,

DATED OCTOBER 7, 2002

By:

Name:

Title: Trustee

By:

Name:

Title: Trustee